UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2022

AVNET, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4224	11-1890605
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 643-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $1.00 per share	AVT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2022, Avnet, Inc. (“Avnet”) and Avnet Receivables Corporation, a wholly owned subsidiary of Avnet (“ARC”), entered into an Amendment No. 6 (the “Amendment”) to the Fourth Amended and Restated Receivables Purchase Agreement with Wells Fargo Bank, N.A., as agent for the purchasers (the “Agent”), and the companies and financial institutions party thereto (collectively, the “Purchasers”). The Amendment, which amended Avnet’s existing Fourth Amended and Restated Receivables Purchase Agreement, dated as of August 16, 2018 (as amended, modified and supplemented, the “Receivables Purchase Agreement”), provides for, among other things, (i) an increase in the maximum purchase limit under the Receivables Purchase Agreement from $450,000,000 to $650,000,000, (ii) the implementation of a daily Term SOFR-based benchmark interest rate, (iii) amendments to the qualifications for eligible receivables under the Receivables Purchase Agreement, and (iv) extending the termination date to December 16, 2024. Other terms of the Receivables Purchase Agreement remain substantially the same as under the previously effective Receivables Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Furthermore, the Amendment is not a source of factual, business, or operational information about Avnet or its subsidiaries. The representations, warranties, and covenants in the Amendment were made only for purposes of the Amendment as of specific dates, are solely for the benefit of the parties to the Amendment, and may be subject to specific limitations, qualifications, and standards of materiality. Accordingly, investors should not rely on the representations, warranties, and covenants in the Amendment.

Some or all of the parties to the Amendment, or their affiliates, have in the past provided investment or commercial banking services to Avnet and its affiliates for which they received customary fees and expenses and they may provide similar services in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required hereunder is provided under Item 1.01 above and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Amendment No. 6 to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of December 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2022	AVNET, INC.
Registrant

	By:	/s/ Kenneth A. Jacobson
Name: Kenneth A. Jacobson
Title: Chief Financial Officer